CONVERTIBLE NOTE

            THIS NOTE AND THE COMMON STOCK INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES NAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION OR SAFE HARBOR FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL TO THE HOLDER THEREOF SATISFACTORY TO THE COMPANY AND ITS COUNSEL.

            FOR VALUE RECEIVED, SIMS COMMUNICATIONS, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to BALMORE FUNDS S.A., Francois Morax, P.O. Box 4603, Zurich, Switzerland, Fax
No.: 011-411-201-6262 (the "Holder") or order, without demand, the sum of $500,000.00, with simple interest accruing at the annual rate of 8%, on October 15, 1999 (the "Maturity Date"), as such date may be extended by agreement of the parties hereto.

                The following terms shall apply to this Note:

                                  ARTICLE I

                          DEFAULT RELATED PROVISIONS

            1.1 Payment Grace Period. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of 16% per annum shall apply to the amounts owed hereunder.

            1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect from the 41st day after the date hereof until the Note principal and interest are paid in full.

            1.3   Interest  Rate.  At  the  Maturity   Date,   accelerated  or
otherwise, the Borrower shall pay interest at the annual rate of 8% per annum together with such principal payment.

                                  ARTICLE II

                              CONVERSION RIGHTS

            The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's Common Stock as set forth below.

            2.1.  Conversion into the Borrower's Common Stock.

                  (a) The Holder shall have the right from and after the date 41 days following issuance of this Note and then at any time on or prior to the Maturity Date, as it may be extended by agreement of the parties hereto, or until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note and accrued interest of $25,000 or greater amount (or any lesser amount representing the full remaining outstanding and unpaid principal portion and at the Holder's election, the accrued interest on the Note (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon the delivery of this Note to the escrow agent ("Escrow Agent") identified in Section 9 of the subscription agreement entered into between the Company and Holder (the "Subscription Agreement") and in the escrow agreement ("Escrow Agreement") referred to therein, accompanied, preceded or followed by notice from the Holder to the Company or Escrow Agent of the Holder's written request for conversion, subject further to the terms of the Escrow Agreement, as defined below, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note and/or interest converted in accordance with the foregoing and a new Note in the form hereof for the balance of the principal amount hereof, and/or interest if any. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and/or interest on the Note to be converted, by the Conversion Price.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price shall be seventy-two percent (72%) of the average closing bid price for the Common Stock on the NASDAQ SmallCap Market, or on any securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) trading days immediately preceding the Conversion Date, or the date of this Note, whichever is lesser.

                  (c) The Conversion Price and number and kind of shares of other securities to be issued upon conversion determined pursuant to Section 2.1(a) and 2.l(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                        A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                        B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                        C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event

                        D.    Share  Issuance.  Subject to the  provisions  of
this Section, if the Borrower at any time shall issue any shares of Common Stock prior to the conversion of the entire principal amount of the Note (otherwise than as: (i) provided in Sections 2.1 (c)A, 2.l(c)B or 2.l(c)C or this subparagraph D; (ii) pursuant to options, warrants, Series A Preferred Stock, Series B Preferred Stock, or other obligations to issue shares, outstanding on the date hereof as described in the Reports and Other Written Information, as such terms are defined in the Subscription Agreement; [(i) and (ii) above, are hereinafter referred to as the "Existing Option Obligations"] for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted conversion price. Except for the Existing
Option Obligations and options that may be issued under any employee incentive stock option and/or any nonqualified stock option plan adopted by the Company, for purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

                  (d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  (e) The holder shall not be entitled to convert a portion of the Note into that number of shares of Common Stock which upon conversion would be in excess of the sum of (i) the number of shares of Common Stock beneficially owed by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note), and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder or its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 1 3d-3 thereunder, except as otherwise provided in clause (i) of such proviso.

            2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a). Subject further to the terms of the Escrow Agreement, upon partial exercise hereof 1 a new Note containing the same date and provisions of this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall riot have been converted.

                                 ARTICLE III

                               EVENT OF DEFAULT

            The occurrence of any of the following events of default ("Event of Default") including a Material Adverse Event, as defined in Section 3.7, shall, at the option of the Holder hereof, make all sums or principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

            3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after written notice to the Borrower from the Holder.

            3.2 Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note and such breach continues for a period of seven (7) days after written notice to the Borrower from the Holder.

            3.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein, in the Subscription Agreement entered into by the Holder and Borrower in connection with this Note, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading.

            3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

            3.5 Judgments. Any money judgment, writ or similar process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

            3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings ~ other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

            3.7 Material Adverse Event. The occurrence of a Material Adverse Event involving the Company, shall mean (i) delisting of the Common Stock from the NASDAQ SmallCap Market; (ii) a concession by the Company of a default under any one or more obligations in an aggregate monetary amount in excess of $100,000; and (iii) an SEC stop trade order or NASDAQ trading suspension, if either applies for a period of ten days or longer.

            3.8 Failure to Deliver Common Stock. The failure to timely deliver Common Stock to the Escrow Agent pursuant to Section 2.1 of the Escrow Agreement and Sections 2.(o) and 9 of the Subscription Agreement and the failure to timely deliver such Common Stock to the Holder within three business days from the Conversion Date in the form of unlegended shares of Common Stock freely transferable on the books and records of the Company, and with such opinions and approvals so that the Common Stock will be immediately transferable by Borrower's transfer agent, subject to Regulation S, as same may be amended, may result in economic loss to the Holder if a conversion occurs and the requisite shares are not delivered to the Holder. As compensation to the Holder for any loss which may occur in connection with the foregoing, not otherwise the fault of the Escrow Agent, the Borrower agrees to pay late payments to the Holder in accordance with the following schedule (where "No. of Business Days Late" is defined as the number of business days beyond the date the Holder is entitled to delivery of Common Stock on conversion in the required form described above):

                              Late Payment For Each $10,000
                              of Convertible Note Principal
No. Business Days Late        Amount Being Converted
      1                             $100
      2                             $200
      3                             $300
      4                             $400
      5                             $500
      6                             $600
      7                             $700
      8                             $800
      9                             $900

      10                            $1000
      >10                           $1000 + $1000 for each Business
                                    Day Late beyond 10 Days

                                  ARTICLE IV

                                MISCELLANEOUS

            4.1 Failure or Indulgency Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of; any rights or remedies otherwise available.

            4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof; the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be Sims Communications, Inc., 3333 South Congress Avenue, Suite 401, Delray Beach, Florida 33445, Attn: Melvin Leiner, President, fax number (561) 265-3601. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Escrow Agent pursuant to the Escrow Agreement.

            4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

            4.4 Assignability. This Note shall be binding upon the Borrower and its successors arid assigns, and shall inure to the benefit of the Holder and its successors and assignees, and may be assigned after the 40th day after the date of this Note.

            4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

            4.6 Governing Law. This Note shall be deemed to have been executed in and shall be governed by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

            4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the i)payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.
                                      6

            IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this 22nd day of October, 1997.

                                    SIMS COMMUNICATIONS, INC.

                                    By:   /s/ Melvin Leiner President & CEO

                               CONVERTIBLE NOTE

            THIS NOTE AND THE COMMON STOCK INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES NAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION OR SAFE HARBOR FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL TO THE HOLDER THEREOF SATISFACTORY TO THE COMPANY AND ITS COUNSEL.

            FOR VALUE RECEIVED, SIMS COMMUNICATIONS, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to AUSTOST ANSTALT SCHAAN, 7440 Fuerstentum, Lichenstein Landstrasse 163, Fax
No.: 011-431-534532895 (the "Holder") or order, without demand, the sum of $500,000.00, with simple interest accruing at the annual rate of 8%, on October 15, 1999 (the "Maturity Date"), as such date may be extended by agreement of the parties hereto.

                The following terms shall apply to this Note:

                                  ARTICLE I

                          DEFAULT RELATED PROVISIONS

            1.1 Payment Grace Period. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of 16% per annum shall apply to the amounts owed hereunder.

            1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect from the 41st day after the date hereof until the Note principal and interest are paid in full.

            1.3   Interest  Rate.  At  the  Maturity   Date,   accelerated  or
otherwise, the Borrower shall pay interest at the annual rate of 8% per annum together with such principal payment.

                                  ARTICLE II

                              CONVERSION RIGHTS

            The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's Common Stock as set forth below.

            2.1.  Conversion into the Borrower's Common Stock.

                  (a) The Holder shall have the right from and after the date 41 days following issuance of this Note and then at any time on or prior to the Maturity Date, as it may be extended by agreement of the parties hereto, or until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note and accrued interest of $25,000 or greater amount (or any lesser amount representing the full remaining outstanding and unpaid principal portion and at the Holder's election, the accrued interest on the Note (the date of giving of such notice of conversion being a "Conversion Date'1) into fully paid and nonassessable shares of Common Stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon the delivery of this Note to the escrow agent ("Escrow Agent") identified in Section 9 of the subscription agreement entered into between the Company and Holder (the "Subscription Agreement") and in the escrow agreement (t'Escrow Agreement") referred to therein, accompanied, preceded or followed by notice from the Holder to the Company or Escrow Agent of the Holder's written request for conversion, subject further to the terms of the Escrow Agreement, as defined below, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note and/or interest converted in accordance with the foregoing and a new Note in the form hereof for the balance of the principal amount hereof, and/or interest if any. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and/or interest on the Note to be converted, by the Conversion Price.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price shall be seventy-two percent (72%) of the average closing bid price for the Common Stock on the NASDAQ SmallCap Market, or on any securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) trading days immediately preceding the Conversion Date, or the date of this Note, whichever is lesser.

                  (c) The Conversion Price and number and kind of shares of other securities to be issued upon conversion determined pursuant to Section 2.1(a) and 2.l(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                        A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                        B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                        C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event

                        D.    Share  Issuance.  Subject to the  provisions  of
this Section, if the Borrower at any time shall issue any shares of Common Stock prior to the conversion of the entire principal amount of the Note (otherwise than as: (i) provided in Sections 2.1 (c)A, 2.l(c)B or 2.l(c)C or this subparagraph D; (ii) pursuant to options, warrants, Series A Preferred Stock, Series B Preferred Stock, or other obligations to issue shares, outstanding on the date hereof as described in the Reports and Other Written Information, as such terms are defined in the Subscription Agreement; [(i) and (ii) above, are hereinafter referred to as the "Existing Option Obligations"] for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted conversion price. Except for the Existing
Option Obligations and options that may be issued under any employee incentive stock option and/or any nonqualified stock option plan adopted by the Company, for purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

                  (d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents

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

that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  (e) The holder shall not be entitled to convert a portion of the Note into that number of shares of Common Stock which upon conversion would be in excess of the sum of (i) the number of shares of Common Stock beneficially owed by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note), and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder or its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 1 3d-3 thereunder, except as otherwise provided in clause (i) of such proviso.

            2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a). Subject further to the terms of the Escrow Agreement, upon partial exercise hereof 1 a new Note containing the same date and provisions of this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall riot have been converted.

                                 ARTICLE III

                               EVENT OF DEFAULT

            The occurrence of any of the following events of default ("Event of Default") including a Material Adverse Event, as defined in Section 3.7, shall, at the option of the Holder hereof, make all sums or principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

            3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after written notice to the Borrower from the Holder.

            3.2 Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note and such breach continues for a period of seven (7) days after written notice to the Borrower from the Holder.

            3.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein, in the Subscription Agreement entered into by the Holder and Borrower in connection with this Note, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading.

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

            3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

            3.5 Judgments. Any money judgment, writ or similar process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

            3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings ~ other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

            3.7 Material Adverse Event. The occurrence of a Material Adverse Event involving the Company, shall mean (i) delisting of the Common Stock from the NASDAQ SmallCap Market; (ii) a concession by the Company of a default under any one or more obligations in an aggregate monetary amount in excess of $100,000; and (iii) an SEC stop trade order or NASDAQ trading suspension, if either applies for a period of ten days or longer.

            3.8 Failure to Deliver Common Stock. The failure to timely deliver Common Stock to the Escrow Agent pursuant to Section 2.1 of the Escrow Agreement and Sections 2.(o) and 9 of the Subscription Agreement and the failure to timely deliver such Common Stock to the Holder within three business days from the Conversion Date in the form of unlegended shares of Common Stock freely transferable on the books and records of the Company, and with such opinions and approvals so that the Common Stock will be immediately transferable by Borrower's transfer agent, subject to Regulation S, as same may be amended, may result in economic loss to the Holder if a conversion occurs and the requisite shares are not delivered to the Holder. As compensation to the Holder for any loss which may occur in connection with the foregoing, not otherwise the fault of the Escrow Agent, the Borrower agrees to pay late payments to the Holder in accordance with the following schedule (where "No. of Business Days Late" is defined as the number of business days beyond the date the Holder is entitled to delivery of Common Stock on conversion in the required form described above):

                              Late Payment For Each $10,000
                              of Convertible Note Principal
No. Business Days Late        Amount Being Converted
      1                             $100
      2                             $200
      3                             $300
      4                             $400
      5                             $500
      6                             $600
      7                             $700
      8                             $800
      9                             $900

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

      10                            $1000
      >10                           $1000 + $1000 for each Business
                                    Day Late beyond 10 Days

                                  ARTICLE IV

                                MISCELLANEOUS

            4.1 Failure or Indulgency Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of; any rights or remedies otherwise available.

            4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof; the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be Sims Communications, Inc., 3333 South Congress Avenue, Suite 401, Delray Beach, Florida 33445, Attn: Melvin Leiner, President, fax number (561) 265-3601. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Escrow Agent pursuant to the Escrow Agreement.

            4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

            4.4 Assignability. This Note shall be binding upon the Borrower and its successors arid assigns, and shall inure to the benefit of the Holder and its successors and assignees, and may be assigned after the 40th day after the date of this Note.

            4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

            4.6 Governing Law. This Note shall be deemed to have been executed in and shall be governed by the internal laws of the State of Delaware, without regard to the principles of conflict of laws.

            4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the i)payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.
                                      6

            IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this 22nd day of October, 1997.

                                    SIMS COMMUNICATIONS, INC.

                                    By:   /s/ Melvin Leiner President & CEO








































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